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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Madison Mosaic Equity Trust
(Exact name of registrant as specified in charter)
550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison Funds Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300
Date of fiscal year end:  December 31
Date of reporting period:  June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

SEMI-ANNUAL REPORT (unaudited)

June 30, 2012

Madison Mosaic
Equity Trust
Investors Fund
Mid-Cap Fund
Disciplined Equity Fund
Dividend Income Fund
NorthRoad International Fund

Madison Mosaic(R) Funds
(Mosaic Funds Logo)
www.mosaicfunds.com

Madison Mosaic Equity Trust | June 30, 2012

CONTENTS

Review of Period	2
Economic Overview	2
Outlook	2
Interview with Jay Sekelsky	2
Investors Fund	3
Mid-Cap Fund	5
Disciplined Equity Fund	7
Dividend Income Fund	8
NorthRoad International Fund	10
Portfolio of Investments
Investors Fund	12
Mid-Cap Fund	13
Disciplined Equity Fund	14
Dividend Income Fund	15
NorthRoad International Fund	16
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	25
Other Information	32

Madison Mosaic Equity Trust | June 30, 2012

Review of Period

ECONOMIC OVERVIEW

Stock markets around the world experienced considerable volatility in the six months ended June 30, 2012 as early optimism and a steep market rally faded into uncertainty and a retracing of much of that gain before rallying again in the final weeks of the period. The domestic stock market, as measured by the S&P 500, and international stocks, as tracked by the MSCI EAFE Index, followed the same basic pattern over this six-month period. Both ended up with solid gains for the period, with the S&P up 9.5% and the EAFE up 3.3%. Positive news from Europe encouraged investors in the first quarter as both indices showed double-digit rises, peaking in March for the EAFE and April for the S&P 500. A combination of troubling news from Europe and slowing economic reports from the U.S. and China turned the market sharply. After rising 13.4% through April 2, the S&P 500 dipped -9.5% from the period high through June 1, before rebounding 6.7% into period end. The pattern was similar for the international markets as measured by EAFE, but more dramatic with a 13.0% rise through March 19, followed by a -16.2% drop through June 4, with a partial recovery of 9.0% through quarter end.

In addition to the ups and downs of the European sovereign debt crisis, shifting prospects for the U.S. economy were central to the market’s gyrations. Dampening more optimistic projections, first quarter U.S. gross domestic product (GDP) was reported to be a modest 1.9%. In addition leading employment indicators suggested continued stress on the jobs market. Surveys showed businesses had been unwilling to ramp up hiring given global growth and tax code uncertainties. Furthermore, the Federal Reserve lowered its growth estimates for future GDP in response to inconsistent readings on various leading indicators including the Institute of Supply Management manufacturing survey, durable goods orders, retail sales, and regional Federal Reserve district surveys. In addition, the Federal Reserve recommitted to its recent pattern of stimulus known as Operation Twist, while speculation continued over whether it would feel compelled to launch another round of Quantitative Easing (QE3).

What we perceive to be an approaching 2013 U.S. "fiscal cliff" may be noteworthy for U.S. investors. In short, if Congress takes no action, daunting tax increases and spending cuts will automatically be reinstated. The U.S. fiscal deficit would be abruptly reduced by as much as 4% of U.S. GDP for 2013. While deficit reduction appears to be a positive outcome, it comes at a rather severe price. The flip side of this deficit reduction would be a commensurate 4% decline in the U.S. GDP, at a time when growth is tenuous. This sudden, and widely feared, shock to the system is what led to the term "fiscal cliff." Our view is that a much tamer deficit reduction plan is likely to be reached via political compromise by early 2013.

OUTLOOK

Given the headwinds facing global financial markets, we believe it remains imperative to carefully manage asset allocation and securities risk. Investors need to balance the headline fears with the positives: U.S. companies continue to operate at near-record profits, widespread fear has historically often been a good environment for expanding rather than reducing stock exposure and low interest rates and modest inflation are typically good backdrops for corporate profitability. That said, volatility will likely be a factor until there is clarity both here and abroad. Further Federal Reserve easing may occur if the unemployment rate drifts higher, growth estimates continue to fade, or European contagion threatens our financial system. The uncertainty which punished stock markets in the second half of this period appears likely to remain with us for some time.

PERFORMANCE OVERVIEW WITH LEAD MANAGER JAY SEKELSKY

Can you summarize the performance of the funds in Equity Trust in the first half of 2012?

All of the funds in Equity Trust were positive for the six-month period. We had the best results in Mid-Cap Class Y as the fund ended the period up 7.38%. Disciplined Equity Class Y

Madison Mosaic Equity Trust | June 30, 2012

Review of Period (continued)

returned 6.78%, Investors Class Y returned 6.52% and Dividend Income Class Y (formerly Balanced) returned 6.26%. NorthRoad International Class Y rose 0.75%. Over this same period, our large-cap benchmark, the S&P 500, rose 9.49%, while our mid-cap benchmark, the Russell Midcap(R) Index, was up 7.97%. Our international benchmark, the EAFE Index (U.S. dollars net), was up 2.96%.

For the large-cap domestic funds (Investors, Dividend Income and Disciplined Equity), the semi-annual period saw performance which trailed our benchmarks. The funds had trouble keeping up with the market rally at the beginning of the period, as more speculative, highly leveraged and cyclical companies led. In the second half of the period all three large-cap funds had better relative performance as markets around the world slipped. Madison Mosaic Mid-Cap Class Y also trailed its benchmark by a significant margin in the first half of the period, but came close to closing that performance gap by protecting in the market drop of the second quarter, when the Russell Midcap(R)Index fell -4.19% and the fund only dropped -3.10%. The story was similar with our international fund, NorthRoad International, which made up ground in the market decline of the second quarter after trailing in the sharp rally earlier in the year.

MADISON MOSAIC INVESTORS FUND (MINVX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Investors seeks long-term capital appreciation through investments in large growth companies.
Net Assets: $35.4 million
Date of Inception: November 1, 1978
Ticker: MINVX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Investors Fund invests primarily in the common stocks of large-sized U.S. corporations. The fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. The final step in the process is assessing the proper valuation for the company. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

LARGE-CAP INVESTING ENVIRONMENT

The six-month period ending June 30, 2012 produced solid returns for large-sized domestic companies. These returns were broad, with growth stocks showing a slight performance advantage over value stocks. However, we did see significant dispersion of performance among S&P 500 Sectors, as Consumer Discretionary, Health Care, Financials, Information Technology and Telecommunications bested the overall index return, while Energy lagged with a negative result. While more conservative, fundamentally strong stocks showed strength towards the end of the period, lower-quality stocks soundly outperformed higher-quality stocks over the period. In terms of stock size, the period saw large, mid-sized and small stocks returning close to the same positive results.

PERFORMANCE DISCUSSION WITH LEAD EQUITY MANAGER JAY SEKELSKY, CO-MANAGER OF MADISON MOSAIC INVESTORS FUND

How did the Madison Mosaic Investors Fund perform in the first half of 2012?

The Investors Fund Class Y ended the six-month period with a 6.52% return, trailing its S&P 500 benchmark’s 9.49% return. The return also trailed its peer average, as measured by the Morningstar Large Cap Growth Category, 9.23%. We were encouraged by some general trends

Madison Mosaic Equity Trust | June 30, 2012

Investors Fund (continued)

in the market, especially the movement as the period progressed towards what we perceived to be fundamentally sound companies over those with more speculative natures. At the same time, we were frustrated by our relative results during this semi-annual period, even as we produced positive gains for our investors. Despite these results, when we experience a period like the period ended June 30, 2012, we’ve found the best response is to heighten our analytical vigilance and stick to our investment philosophy. Market trends are normally cyclical, and we’ve found a patient and disciplined temperament is the best way to prepare for the next swing of the pendulum.

Have you made any significant changes to the portfolio since December 31, 2011?

In terms of sector allocation, we began the period with our heaviest weighing in Information Technology and Financials. This focus was retained through the period, although we saw some reduction in our Information Technology holdings and a modest increase in our Financial exposure. We added exposure in the consumer sectors, while trimming some of the more economically sensitive Energy stocks. We also reduced our exposure to the Health Care sector, which was in the spotlight for much of this period as the Supreme Court debated issues related to the recent health care legislation. We found some additional opportunities in the Industrial area, and continued to have no exposure to three sectors: Telecommunication Services, Utilities and Materials.

We prefer to buy outstanding companies which we can hold for substantial periods, so it is no surprise that nine of our top ten holdings from the beginning of the period remained in the portfolio at period end. The one exception was technology firm Cisco Systems, which we sold on concerns over slowing corporate spending and margin pressures in their core routing and switching business lines. We also sold two health care companies, Stryker and UnitedHealth Group, retailer Staples and Bank of New York Mellon Corporation.

Among our additions were industrial concern C.H. Robinson Worldwide and global food products producer Nestle. C.H. Robinson provides shipping and logistics solutions to companies around the world. Rather than owning its own fleet of vehicles, it focuses on matching shippers and shipments, working with more than 50,000 transportation providers worldwide. Nestle is a well-known food product name which in turn owns numerous leading brands, including Gerber, Nescafe, Lean Cuisine, Stouffers, Carnation, Haagen-Dazs and PowerBar. Based in Switzerland, we feel the company’s global footprint will help keep it isolated from the current sovereign debt crisis in Europe.

What factors were the strongest contributors to fund performance?

While we didn’t keep up with the continuation of the speculative rally in the first quarter of the year, as the market began to pull back in response to more sobering economic news, the fund’s holdings began to show relative strength. The fund had double-digit positive returns from its holdings in the Financial, Consumer Staples, and Consumer Discretionary Sectors. Its top performing stocks were Walt Disney, Visa, Brookfield Asset Management and U.S. Bancorp, all producing period returns greater than 20%.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/12
Consumer Discretionary	12.3%
Consumer Staples	13.6%
Energy	7.8%
Financials	19.5%
Health Care	10.5%
Industrials	13.5%
Information Technology	17.9%
Cash & Other	4.9%

What factors were the largest constraints on performance?

The fund’s holdings in the Energy sector were the biggest performance constraint as they underperformed the S&P 500’s weakest sector. All of the other sectors to which the fund had exposure were positive, although it had below-index returns from Information Technology, Health Care and Industrials. On an individual security level, the hardest hit were Canadian Natural Resources and FLIR Systems. Canadian Natural Resources proved vulnerable to the drop in oil prices due to the higher cost of extraction from their oil sand deposits. FLIR, which makes

Madison Mosaic Equity Trust | June 30, 2012

Investors Fund (concluded)

high-tech visioning systems, saw a general drop in sales in the wake of reduced spending on the federal level and weak foreign economies. Google also slipped during the period, as investors showed concern regarding the company’s ability to sustain revenues as consumers continue to migrate to mobile devices.

TOP TEN STOCK HOLDINGS AS OF 6/30/12
% of net assets
Johnson & Johnson	4.98%
Google Inc., Class A	4.20%
Target Corp.	4.14%
PepsiCo Inc.	4.08%
Microsoft Corp.	4.07%
3M Co.	3.86%
Berkshire Hathaway Inc., Class B	3.52%
Becton Dickinson & Co.	3.49%
US Bancorp	3.47%
Markel Corp.	3.26%

MADISON MOSAIC MID-CAP FUND (GTSGX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Mid-Cap seeks long-term capital appreciation through the investment in mid-sized growth companies.
Net Assets: $172.9 million
Date of Inception: July 21, 1983
Ticker: GTSGX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Mid-Cap Fund invests primarily in the common stocks of mid-sized U.S. corporations. The fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flow analysis. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

MID-CAP INVESTING ENVIRONMENT

Mid-cap indices showed similar results to large-cap and small-cap indices through this six-month period, trailing slightly both large and small indices. We do not find this in-line performance surprising since it comes in the wake of a long period of mid-cap outperformance. As we noted at the end of 2011, valuations among mid-caps in general no longer appeared to be an advantage, and we were finding more opportunities among the larger mid-cap stocks, rather than those which are closer to small-cap. The markets also saw strong correlations among mid-cap value and growth stocks, with slight variances of return between the categories.

PERFORMANCE DISCUSSION WITH RICH EISINGER, CO-MANAGER OF MADISON MOSAIC MID-CAP FUND

How would you characterize the performance of Madison Mosaic Mid-Cap in the first half of 2012?

The performance of mid-cap stocks was once again robust over this six-month period, with the fund (Class Y) up 7.38% compared to the Russell Midcap(R) Index’s 7.97% performance. Madison Mosaic Mid-Cap’s performance just slightly trailed its peer group average of the Morningstar Mid-Cap Growth category, which was up 7.54%. Much of the difference between the fund and its benchmark can be explained by operating expenses and the fund’s modest cash position. The unmanaged index, which cannot be invested in directly, does not reflect any such costs, while cash is always a drag when the market is rising. Therefore, we were pleased with this performance, since we would not characterize the period as the sort of market we consider most advantageous to our style. Most of the gains in the period

Madison Mosaic Equity Trust | June 30, 2012

Mid-Cap Fund (continued)

were concentrated at the beginning of the quarter in a steep market rally. For the overall period, lower quality, less stable companies had a performance edge over the sort of stable, proven businesses we prefer. We attribute the fund’s relative success in these circumstances to our careful stock selection. We also note strong stock selection has allowed the fund to participate fully in the strong market rally since early October, 2011.

Did you make any significant changes to the portfolio since December 31, 2011?

The fund’s turnover is traditionally lower than its peers, but a volatile market such as the one we witnessed over the past six months does tend to provide buying and selling opportunities. That said, sector exposure consistently favored the Financial and Consumer Discretionary sectors, with above index exposure to Industrials as well. The fund was underweight compared to the index’s sector allocation in Consumer Staples, Health Care, and Information Technology and had no exposure to Telecommunication Services or Utilities.

We sold retailer Staples, as the struggling U.S. economy continued to hinder sales, particularly from small businesses. The fund also no longer owns mutual fund provider T. Rowe Price, as investors continued to withdraw money from retail funds while shifting assets to lower revenue generating fixed-income offerings. Based on these conditions, we felt the stock was fully valued. Another sale was Broadridge Financial Solutions, where prospects were dampened by the overall stall in the economy and reduced activity from its investment company clients.

On the purchase side, we were pleased to be able to add Tiffany & Company stock at what we felt was an attractive valuation, since it is a firm we’ve held before and much admire. It’s a company with a 175-year history, strong brand identity, an affluent audience which generally is less affected by general economic trends, plus a growing presence in the emerging markets where new wealth is being generated. Another new holding we have great expectations for is Advance Auto Parts, which sells replacement parts for used vehicles. We believe that this is a stable business with steady revenue and the prospects for continuing to take market share from smaller, independent stores, especially in the commercial market. It’s also a business which can do well in harder times, since people hold vehicles longer and spend money on maintenance and repair parts. A third purchase was C.H. Robinson Worldwide, which provides shipping and logistics solutions to companies around the globe. Rather than owning its own fleet of vehicles, it focuses on matching shippers and transportation capacity, working with more than 50,000 transportation providers worldwide.

What factors were the strongest contributors to fund performance?

The fund benefited from positive returns in every sector except Information Technology. The best relative returns came from Energy and Materials. In Energy the fund had a positive return against the Russell Midcap(R)Index’s loss, led by Noble Corporation which saw an expansion in deepwater drilling contracts. In the Materials Sector, Valspar Corp. had a very strong six months after announcing record profits, advancing 35.78% for the period and driving sector returns well above the Index’s. The fund’s overweighting in the Consumer Discretionary sector was a significant benefit, as Discovery Communications and retailer TJX had very strong results, offsetting the weakness in CarMax and Staples, a holding sold during the period.

Information Technology was the fund’s weakest sector, as FLIR Technology and Western Union both posted negative returns against the overall sector’s positive results. Health Care was the leading sector in the Index, and the fund’s holdings there, while positive, did not keep up the sector’s robust returns. As always in an upward market, even modest amounts of cash holdings are a negative.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/12
Consumer Discretionary	22.4%
Consumer Staples	3.9%
Energy	7.8%
Financials	24.7%
Health Care	8.5%
Industrials	15.3%
Information Technology	6.7%
Materials	5.0%
Cash & Other	5.7%

Madison Mosaic Equity Trust | June 30, 2012

Mid-Cap Fund (concluded)

What do you see for Mid-Cap looking ahead?

We see mixed economic data throughout the world. We continue to believe, however, that we have good value in the portfolio over the medium to long-term. We believe the fund’s companies have above average prospects to gain market share, earn high returns on their ventures and add value for shareholders. We remain risk-aware investors, concerned with both the opportunities and risks to our holdings and our prospective investments. We believe the portfolio, as a whole, is well positioned to support our strategy of participation in up markets while providing protection in a falling market.

TOP TEN STOCK HOLDINGS AS OF 6/30/12
% of net assets
Brookfield Asset Management Inc.	4.91%
Markel Corp.	4.72%
TJX Cos. Inc.	4.14%
WR Berkley Corp.	3.76%
Omnicom Group Inc.	3.26%
Copart Inc.	3.10%
Laboratory Corp. of America Holdings	3.05%
Ecolab Inc.	3.04%
Techne Corp.	3.02%
Bed Bath & Beyond Inc.	2.93%

MADISON MOSAIC DISCIPLINED EQUITY (MADEX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Disciplined Equity seeks long-term growth with diversification among all equity market sectors.
Net Assets: $148.4 million
Date of Inception: December 31, 1997
Ticker: MADEX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Disciplined Equity Fund invests primarily in the common stocks of large-sized U.S. corporations. The fund seeks to maintain an overall sector weighting in line with the broader market, with quarterly rebalancing. The fund typically owns 50-70 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. The final step in the process is assessing the proper valuation for the company. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

PERFORMANCE DISCUSSION WITH JAY SEKELSKY, CO-

MANAGER OF MADISON MOSAIC DISCIPLINED EQUITY FUND

How would you characterize the performance of the Disciplined Equity Fund for the period?

Against the fund’s benchmark S&P 500’s gain of 9.49%, Disciplined Equity advanced 6.78%. The fund’s Morningstar Large Blend Category returned an average 7.70% for the period. With the portfolio allocated broadly across S&P 500 sectors, the result against the S&P 500 was largely a function of stock selection. The higher quality, well-established companies we prefer did not lead the market for this period, which favored more highly leveraged firms. The fund was particularly challenged in the Information Technology sector, where the bulk of the underperformance was concentrated.

Have you made any significant changes to the portfolio since December 31, 2011?

As in the past, the fund’s equity positions were concentrated in large-cap companies which retain a leadership position in their industries and have shown the ability to produce predictable earnings over time.

Although the management team’s objective is to maintain relative sector neutrality against the S&P 500, we are dedicated to actively managing a select group of stocks within each of these sectors. Our goal is to own the highest quality companies we can in each sector of the market, a judgment made on an array of business metrics

Madison Mosaic Equity Trust | June 30, 2012

Disciplined Equity Fund (concluded)

that can generally be summarized as a combination of attractive valuation and the ability to produce consistent, predictable earnings going forward. We prefer to buy high quality companies and hold them for long periods, a result reflected by the retention at the end of the period of seven of our top-ten holdings from the beginning of the period, with the other three having been held in lesser percentages. We sold five portfolio companies during this period: Bank of New York Mellon, Cisco Systems, IBM, Rockwell Collins and Staples. We added six companies during the period: Accenture, Apple, CarMax, C.H. Robinson Worldwide, Lowe’s and Norfolk Southern Corporation.

What factors had the largest impact on this period’s performance?

Four sectors led the market: Consumer Discretionary, Financials, Information Technology and Telecommunication Services. Stock selection produced outperformance in Consumer Discretionary, Financials and Telecommunication Services, while the positive results in Information Technology were significantly below the results of the S&P 500. The fund had excellent results in Consumer Discretionary from retailer TJX, Discovery Communications and the Walt Disney Company. Financials were led by Brookfield Asset Management and U.S. Bancorp. The fund’s sole Telecommunication Services holding, AT&T, advanced strongly for the period. The returns in Information Technology were dampened largely due to disappointing results from FLIR Systems and Google. The only S&P 500 Sector with a negative return for the period was Energy, and this was true for the fund’s Energy holdings as well, as this sector was the major drag on overall performance. The drop in oil prices was particularly hard on Canadian Natural Resources, which has higher extraction costs due to its reserves being primary in oil sands.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/12
Consumer Discretionary	11.2%
Consumer Staples	11.1%
Energy	10.0%
Financials	14.6%
Health Care	11.2%
Industrials	11.2%
Information Technology	18.6%
Materials	3.8%
Telecommunication Services	2.3%
Utilities	2.9%
Cash & Other	3.1%

TOP TEN STOCK HOLDINGS AS OF 6/30/12
% of net assets
Google Inc., Class A	3.52%
Johnson & Johnson	3.45%
Microsoft Corp.	3.04%
PepsiCo Inc.	3.01%
NextEra Energy Inc.	2.91%
Berkshire Hathaway Inc., Class B	2.74%
3M Co.	2.65%
Target Corp.	2.43%
QUALCOMM Inc.	2.34%
US Bancorp	2.31%

MADISON MOSAIC DIVIDEND INCOME (BHBFX)

FUND-AT-A-GLANCE
Objective: For the period covered by this report, Madison Mosaic Dividend Income sought to provide substantial current dividend income while providing opportunity for capital appreciation by investing in a combination of mid-to-large companies and government agency and investment grade corporate bonds. On March 1, 2012, the fund’s name and investment strategies changed to reflect its new emphasis on seeking income from dividend paying stocks.

Net Assets: $12.5 million
Date of Inception: December 18, 1986*
Ticker: BHBFX *Prior to March 1, 2012, the fund was known as the Balanced Fund.

INVESTMENT STRATEGY HIGHLIGHTS

Dividend Income Fund invests in a diversified portfolio of dividend-paying stocks, with the goal of producing current income while providing an opportunity for capital appreciation. It invests primarily in the common stocks of large-sized U.S. corporations. The fund typically owns 40-60 securities which are chosen for having a current yield exceeding the S&P 500’s average yield, strong fundamentals including an attractive balance sheet, and reasonable valuations at the time of purchase. A key attraction for management is a company with a history of increasing dividend payments and a business

Madison Mosaic Equity Trust | June 30, 2012

Dividend Income Fund (concluded)

model which supports the possibility of continuing these increases in the future.

PERFORMANCE DISCUSSION WITH JOHN BROWN

How did the Dividend Income Fund perform for the first half of 2012?

The Dividend Income Fund was in transition during the first half of 2012 from its former strategy as a balanced fund to its current allocation. This change became effective on March 1, 2012. For the period, the Dividend Income Fund (Class Y) rose 6.26%. This return did not keep up with the broader market, as the fund’s benchmark S&P 500 rose 9.49%, and the S&P 500 Value Index rose 8.52%. The fund’s Morningstar peer group, Large Value, rose 7.01% for the period. The discrepancy between the S&P 500 and the fund can be attributed in part to the fund being a mixed allocation balanced fund during a period in which stocks were rallying prior to March 1, 2012. Another factor was the outperformance across the period of low-quality, speculative growth stocks compared to the high quality, dividend paying value stocks held in the fund after the transition.

Have you made any significant changes to the portfolio since December 31, 2011?

While the fund retains some of the same policies as it did under its balanced mandate, such as a focus on high-quality stocks and income, it underwent a major reorientation during this period. The bonds once held in the fund were sold and the fixed-income component is no longer part of the fund’s investment strategy. On the equity side, we reassessed the fund’s holdings for their dividend yield characteristics, seeking stocks whose yield exceeds that of the S&P 500 as a whole, while preferring companies with a history of raising dividends over time.

This transition made it difficult to assess relative performance for the period as a whole compared with other funds focused on dividend paying stocks. However, we are pleased with the portfolio as it now stands and are looking forward to upcoming periods when we can report the straightforward results of our investment approach.

COMMON STOCK ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/12
Consumer Discretionary	7.2%
Consumer Staples	13.1%
Energy	10.1%
Financials	16.0%
Health Care	15.8%
Industrials	11.1%
Information Technology	11.7%
Materials	1.4%
Telecommunication Services	3.1%
Utilities	3.1%
Cash & Other	7.4%

TOP TEN STOCK HOLDINGS AS OF 6/30/12
% of net assets
Pfizer Inc.	4.45%
Chevron Corp.	4.31%
Microsoft Corp.	3.92%
Merck & Co. Inc.	3.81%
Travelers Cos. Inc./The	3.42%
Johnson & Johnson	3.30%
PepsiCo Inc.	3.22%
AT&T Inc.	3.14%
ConocoPhillips	3.04%
Intel Corp.	2.90%

Madison Mosaic Equity Trust | June 30, 2012

NORTHROAD INTERNATIONAL FUND (NRIEX)

FUND-AT-A-GLANCE
Objective: Beginning June 30, 2011, NorthRoad International seeks capital appreciation through investments in common stocks based outside the United States.
Net Assets: $26.8 million
Date of Inception: December 31, 2008*
Ticker: NRIEX
*Prior to June 30, 2011, the fund was known as the Small/Mid-Cap Fund.

NorthRoad International is an international stock fund that invests in high-quality companies with sustainable, high returns on capital that trade at attractive valuations. The fund began operating with its international mandate on June 30, 2011.

How would you characterize the performance of NorthRoad International in the first half of 2012?

The fund (Class Y) had a positive return of 0.75% for the period. This compares to a return of 2.96% for the fund’s benchmark, the MSCI EAFE Index (U.S. dollars net). The fund also trailed its Morningstar peer group, Foreign Large Blend, which returned 4.12%. The fund lagged during the steep market rally of the opening months of the period, while picking up ground as strong stock selection in Europe and exposure to high-quality companies with global businesses helped the portfolio defend in the subsequent market decline. The overall performance discrepancy can largely be attributed to the fund’s exposure to European stocks, which were indiscriminately punished by the Eurozone sovereign debt crisis, and an overweighting in the Energy sector, which suffered as the price of oil dropped during the period.

Did you make any significant changes to the portfolio since December 31, 2011?

Portfolios managed by NorthRoad Capital Management ("NorthRoad") have historically had considerably less turnover than those in its peer group because NorthRoad focuses on a concentrated portfolio of high-quality stocks and is willing to be patient to see their advantages rewarded by the market. As a result, at the end of the period, eight of the fund’s top-ten holdings remained in place, with the remaining two having had a prominent role in the portfolio when the period began.

NorthRoad added two positions during the period: ABB Ltd., a Swiss-based global leader in power and automation technologies, helping companies economize on their energy use and; India-based Infosys Ltd. provides business consulting, technology, engineering and outsourcing services to help improve corporate efficiencies.

The fund’s sole sale during this period was Japanese gaming company Nintendo, which saw disappointing sales of its Wii system, Nintendo Gamecube and its newest hand-held game platform, 3DS.

What were the major influences on performance?

The fund experienced two different market environments during this six-month period. As the market rallied strongly in the early part of the period, the portfolio was negatively impacted by its significant weightings in both Consumer Staples and HealthCare companies. While the fund’s pharmaceutical investments failed to keep up with the markets, we continue to believe they offer very attractive long-term upside. Not only do we believe each is producing solid yields, but we also now have greater visibility of their future cash generation. The impact of large patent expirations has lessened dramatically and the increasing share of profits from consumer health care, diagnostics, and generics should lead to greater consistency of returns going forward. The fund’s Consumer Discretionary and Financial stocks performed well, but its limited exposure to both sectors negatively impacted the portfolio.

As the mood of the market rotated from optimism to fear during the period, NorthRoad International showed considerable resilience. While its geographic overweight to Europe hurt, this was offset by strong stock selection in the region. In particular, its European Consumer Staples and Health Care companies defended well, falling just a fraction compared to the dip in the fund’s benchmark. The portfolio’s holdings in both sectors benefited from their strong global positioning and the consistency of returns

Madison Mosaic Equity Trust | June 30, 2012

NorthRoad International Fund (concluded)

they generate for shareholders. While facing a difficult environment in their European operations, particularly in Southern Europe, companies like Diageo and Sanofi continue to benefit from their growing presence in emerging markets and their North American operations. The portfolio’s exposure to Information Technology and Materials, the two worst performing sectors in the quarter, hurt performance over the second half of the period. However, strong stock selection in Materials muted the impact. Givaudan, the market leader in flavors and fragrances benefited as it delivered solid volume growth and price increases. The company experienced double digit sales increases in developing markets and reaped the rewards from the introduction of new products globally.

For the overall period the fund benefited from strong stock selection in the United Kingdom, with Diageo, WPP, and HSBC all performing well. It also benefited from strong results in the Materials sector behind Givaudan and Syngenta. These positive results were not enough to outweigh weaker performance in the Consumer Staples and Health Care. Most significantly the fund had an overweighting in the Energy Sector, in what turned out to be the weakest area of the market, with Brazilian energy producer Petrobras slipping most sharply.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/12
Consumer Discretionary	4.3%
Consumer Staples	19.9%
Energy	10.5%
Financials	9.8%
Health Care	16.0%
Industrials	6.5%
Information Technology	9.5%
Materials	13.1%
Telecommunication Services	4.4%
Cash & Other	6.0%

TOP TEN STOCK HOLDINGS AS OF 6/30/12
% of net assets
Novartis AG, ADR	4.30%
Diageo PLC, ADR	3.97%
Nestle S.A., ADR	3.37%
GlaxoSmithKline PLC, ADR	3.33%
Unilever PLC, ADR	3.33%
Givaudan S.A., ADR	3.32%
Sanofi, ADR	3.22%
Royal Dutch Shell PLC, ADR	3.20%
Roche Holding AG, ADR	3.19%
Kao Corp., ADR	2.99%

Madison Mosaic Equity Trust | June 30, 2012

Investors Fund • Portfolio of Investments (unaudited)

	Shares	Value (Note 1)
COMMON STOCK - 95.1%
Consumer Discretionary - 12.3%
CarMax Inc.*	28,410	$ 736,956
Lowe’s Cos. Inc.	38,960	1,108,022
Target Corp.	25,200	1,466,388
Walt Disney Co./The	21,494	1,042,459
		4,353,825
Consumer Staples - 13.6%
Coca-Cola Co./The	9,926	776,114
Diageo PLC, ADR	8,119	836,825
Kraft Foods Inc., Class A	24,621	950,863
Nestle S.A., ADR	13,330	796,334
PepsiCo Inc.	20,430	1,443,584
		4,803,720
Energy - 7.8%
Apache Corp.	9,163	805,336
Canadian Natural Resources Ltd.	21,783	584,874
Occidental Petroleum Corp.	5,265	451,579
Schlumberger Ltd.	14,374	933,016
		2,774,805
Financials - 19.5%
Berkshire Hathaway Inc., Class B*	14,971	1,247,534
Brookfield Asset Management Inc.	28,154	931,897
Franklin Resources Inc.	5,820	645,962
M&T Bank Corp.	9,868	814,801
Markel Corp.*	2,612	1,153,720
Northern Trust Corp.	19,067	877,463
US Bancorp	38,259	1,230,410
		6,901,787
	Shares	Value (Note 1)
Health Care - 10.5%
Becton Dickinson & Co.	16,532	$ 1,235,767
Johnson & Johnson	26,088	1,762,505
Laboratory Corp. of America Holdings*	7,775	720,043
		3,718,315
Industrials - 13.5%
3M Co.	15,279	1,368,999
CH Robinson Worldwide Inc.	17,825	1,043,297
Jacobs Engineering Group Inc.*	18,205	689,241
Norfolk Southern Corp.	13,061	937,388
United Parcel Service Inc., Class B	9,361	737,272
		4,776,197
Information Technology - 17.9%
Accenture PLC, Class A	15,265	917,274
FLIR Systems Inc.	43,564	849,498
Google Inc., Class A*	2,566	1,488,460
Microsoft Corp.	47,148	1,442,257
QUALCOMM Inc.	16,919	942,050
Visa Inc., Class A	5,596	691,833
		6,331,372
Total Common Stock (Cost $29,573,420)		33,660,021
Repurchase Agreement - 3.2%
With U.S. Bank National Association issued 6/29/12 at 0.01%, due 7/2/12, collateralized by $1,170,599 in Fannie Mae Pool #555745 due 9/1/18. Proceeds at maturity are $1,147,645 (Cost $1,147,644)		1,147,644
TOTAL INVESTMENTS - 98.3% (Cost $30,721,064)		34,807,665
NET OTHER ASSETS AND LIABILITIES - 1.7%		617,045
TOTAL ASSETS - 100.0%		$ 35,424,710

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | June 30, 2012

Mid-Cap Fund • Portfolio of Investments (unaudited)

	Shares	Value (Note 1)
COMMON STOCK - 94.3%
Consumer Discretionary - 22.4%
Advance Auto Parts Inc.	65,865	$ 4,493,310
Bed Bath & Beyond Inc.*	82,104	5,074,027
CarMax Inc.*	181,271	4,702,170
Discovery Communications Inc., Class C*	88,136	4,414,732
Liberty Global Inc., Class C*	83,474	3,985,884
Omnicom Group Inc.	116,056	5,640,322
Tiffany & Co.	61,718	3,267,968
TJX Cos. Inc.	166,588	7,151,623
		38,730,036
Consumer Staples - 3.9%
Brown-Forman Corp., Class B	29,757	2,881,966
McCormick & Co. Inc.	65,182	3,953,288
		6,835,254
Energy - 7.8%
Ensco PLC, ADR	82,805	3,889,351
EOG Resources Inc.	31,825	2,867,751
Noble Corp.*	91,415	2,973,730
World Fuel Services Corp.	100,415	3,818,782
		13,549,614
Financials - 24.7%
Arch Capital Group Ltd.*	115,510	4,584,592
Brookfield Asset Management Inc.	256,398	8,486,774
Brown & Brown Inc.	141,181	3,850,006
Glacier Bancorp Inc.	184,786	2,862,335
Leucadia National Corp.	189,923	4,039,662
M&T Bank Corp.	51,093	4,218,749
Markel Corp.*	18,484	8,164,383
WR Berkley Corp.	166,893	6,495,475
		42,701,976
	Shares	Value (Note 1)
Health Care - 8.5%
DENTSPLY International Inc.	109,244	$ 4,130,516
Laboratory Corp. of America Holdings*	56,905	5,269,972
Techne Corp.	70,478	5,229,467
		14,629,955
Industrials - 15.3%
CH Robinson Worldwide Inc.	73,905	4,325,660
Copart Inc.*	226,116	5,356,688
IDEX Corp.	120,948	4,714,553
Jacobs Engineering Group Inc.*	96,500	3,653,490
Ritchie Bros Auctioneers Inc.	174,642	3,711,143
Wabtec Corp.	60,760	4,739,888
		26,501,421
Information Technology - 6.7%
Amphenol Corp., Class A	56,766	3,117,589
FLIR Systems Inc.	222,020	4,329,390
Western Union Co./The	244,440	4,116,370
		11,563,348
Materials - 5.0%
Ecolab Inc.	76,680	5,254,881
Valspar Corp.	64,025	3,360,672
		8,615,553
Total Common Stock (Cost $130,515,241)		163,127,157
Repurchase Agreement - 5.8%
With U.S. Bank National Association issued 6/29/12 at 0.01%, due 7/2/12, collateralized by $10,249,223 in Fannie Mae Pool #555745 due 9/1/18. Proceeds at maturity are $10,048,246 (Cost $10,048,238)		10,048,238
TOTAL INVESTMENTS - 100.1% (Cost $140,563,479)		173,175,395
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(244,460)
TOTAL ASSETS - 100.0%		$172,930,935

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | June 30, 2012

Disciplined Equity Fund • Portfolio of Investments (unaudited)

	Shares	Value (Note 1)
COMMON STOCK - 96.9%
Consumer Discretionary - 11.2%
CarMax Inc.*	48,865	$ 1,267,558
Discovery Communications Inc., Class C*	49,850	2,496,987
Lowe’s Cos. Inc.	84,325	2,398,203
Omnicom Group Inc.	56,222	2,732,389
Target Corp.	62,000	3,607,780
TJX Cos. Inc.	37,770	1,621,466
Walt Disney Co./The	50,430	2,445,855
		16,570,238
Consumer Staples - 11.1%
Coca-Cola Co./The	25,230	1,972,734
Costco Wholesale Corp.	19,705	1,871,975
Diageo PLC, ADR	25,845	2,663,844
Kraft Foods Inc., Class A	69,360	2,678,683
Nestle S.A., ADR	47,065	2,811,663
PepsiCo Inc.	63,295	4,472,425
		16,471,324
Energy - 10.0%
Apache Corp.	27,729	2,437,102
Canadian Natural Resources Ltd.	62,455	1,676,917
Chevron Corp.	19,549	2,062,420
ConocoPhillips	42,465	2,372,944
Occidental Petroleum Corp.	34,500	2,959,065
Schlumberger Ltd.	50,376	3,269,906
		14,778,354
Financials - 14.6%
Berkshire Hathaway Inc., Class B*	48,774	4,064,337
Brookfield Asset Management Inc.	90,985	3,011,604
Franklin Resources Inc.	22,601	2,508,485
M&T Bank Corp.	32,495	2,683,112
Markel Corp.*	6,646	2,935,538
Northern Trust Corp.	65,965	3,035,709
US Bancorp	106,510	3,425,362
		21,664,147
Health Care - 11.2%
Becton Dickinson & Co.	44,300	3,311,425
Johnson & Johnson	75,855	5,124,764
Laboratory Corp. of America Holdings*	30,176	2,794,599
Novartis AG, ADR	31,030	1,734,577
Stryker Corp.	32,316	1,780,612
UnitedHealth Group Inc.	31,410	1,837,485
		16,583,462
	Shares	Value (Note 1)
Industrials - 11.2%
3M Co.	43,798	$ 3,924,301
CH Robinson Worldwide Inc.	31,950	1,870,034
Copart Inc.*	68,160	1,614,710
Emerson Electric Co.	42,125	1,962,182
Jacobs Engineering Group Inc.*	47,500	1,798,350
Norfolk Southern Corp.	35,045	2,515,180
United Parcel Service Inc., Class B	37,665	2,966,495
		16,651,252
Information Technology - 18.6%
Accenture PLC, Class A	50,610	3,041,155
Apple Inc.*	4,691	2,739,544
FLIR Systems Inc.	139,205	2,714,498
Google Inc., Class A*	9,007	5,224,690
Microsoft Corp.	147,625	4,515,849
QUALCOMM Inc.	62,275	3,467,472
Visa Inc., Class A	22,804	2,819,259
Western Union Co./The	191,425	3,223,597
		27,746,063
Materials - 3.8%
Ecolab Inc.	31,000	2,124,430
International Flavors & Fragrances Inc.	30,250	1,657,700
Praxair Inc.	16,680	1,813,616
		5,595,746
Telecommunication Services - 2.3%
AT&T Inc.	94,170	3,358,102
Utilities - 2.9%
NextEra Energy Inc.	62,745	4,317,484
Total Common Stock (Cost $130,232,670)		143,736,172
Repurchase Agreement - 3.1%
With U.S. Bank National Association issued 6/29/12 at 0.01%, due 7/2/12, collateralized by $4,656,846 in Fannie Mae Pool #555745 due 9/1/18. Proceeds at maturity are $4,565,530 (Cost $4,565,526)		4,565,526
TOTAL INVESTMENTS - 100.0% (Cost $134,798,196)		148,301,698
NET OTHER ASSETS AND LIABILITIES - 0.0%		56,219
TOTAL ASSETS - 100.0%		$148,357,917

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | June 30, 2012

Dividend Income Fund • Portfolio of Investments (unaudited)

	Shares	Value (Note 1)
COMMON STOCK - 92.6%
Consumer Discretionary - 7.2%
McDonald’s Corp.	1,850	$ 163,780
Omnicom Group Inc.	3,800	184,680
Target Corp.	4,945	287,750
Time Warner Inc.	6,800	261,800
		898,010
Consumer Staples - 13.1%
Coca-Cola Co./The	2,500	195,475
Diageo PLC, ADR	1,869	192,638
Nestle S.A., ADR	3,200	191,168
PepsiCo Inc.	5,700	402,762
Philip Morris International Inc.	1,650	143,979
Procter & Gamble Co./The	3,900	238,875
Sysco Corp.	4,300	128,183
Wal-Mart Stores Inc.	2,100	146,412
		1,639,492
Energy - 10.1%
Chevron Corp.	5,100	538,050
ConocoPhillips	6,800	379,984
Ensco PLC, ADR	5,000	234,850
Phillips 66	3,400	113,016
		1,265,900
Financials - 16.0%
Axis Capital Holdings Ltd.	5,900	192,045
Bank of New York Mellon Corp./The	5,907	129,659
BlackRock Inc.	1,060	180,009
M&T Bank Corp.	1,900	156,883
Northern Trust Corp.	3,347	154,029
PartnerRe Ltd.	2,900	219,443
Travelers Cos. Inc./The	6,700	427,728
US Bancorp	7,500	241,200
Wells Fargo & Co.	8,900	297,616
		1,998,612
Health Care - 15.8%
Becton Dickinson & Co.	1,700	127,075
Johnson & Johnson	6,100	412,116
Medtronic Inc.	6,900	267,237
Merck & Co. Inc..	11,400	475,950
Novartis AG, ADR	2,335	130,526
Pfizer Inc.	24,200	556,600
		1,969,504
	Shares	Value (Note 1)
Industrials - 11.1%
3M Co.	3,494	$ 313,062
Boeing Co./The	2,300	170,890
Emerson Electric Co.	2,600	121,108
Illinois Tool Works Inc.	2,500	132,225
Lockheed Martin Corp.	1,400	121,912
Norfolk Southern Corp.	2,700	193,779
United Parcel Service Inc., Class B	2,635	207,533
Waste Management Inc.	3,800	126,920
		1,387,429
Information Technology - 11.7%
Broadridge Financial Solutions Inc.	7,800	165,906
Intel Corp.	13,600	362,440
Linear Technology Corp.	4,800	150,384
Microsoft Corp.	16,000	489,440
Paychex Inc.	5,600	175,896
Western Union Co./The	7,200	121,248
		1,465,314
Materials - 1.4%
Air Products & Chemicals Inc.	2,100	169,533
Telecommunication Services - 3.1%
AT&T Inc.	11,000	392,260
Utilities - 3.1%
Exelon Corp.	5,600	210,672
FirstEnergy Corp.	3,600	177,084
		387,756
Total Common Stock (Cost $10,631,882)		11,573,810
Repurchase Agreement - 7.4%
With U.S. Bank National Association issued 6/29/12 at 0.01%, due 7/2/12, collateralized by $945,762 in Fannie Mae Pool #555745 due 9/1/18. Proceeds at maturity are $927,217 (Cost $927,216)		927,216
TOTAL INVESTMENTS - 100.0% (Cost $11,559,098)		12,501,026
NET OTHER ASSETS AND LIABILITIES - 0.0%		(3,738)
TOTAL ASSETS - 100.0%		$ 12,497,288

ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | June 30, 2012

NorthRoad International Fund • Portfolio of Investments (unaudited)

	Shares	Value (Note 1)
COMMON STOCK - 94.0%
Consumer Discretionary - 4.3%
Reed Elsevier PLC, ADR	16,460	$ 527,214
WPP PLC, ADR	10,285	625,945
		1,153,159
Consumer Staples - 19.9%
Carrefour S.A., ADR	75,931	264,999
Diageo PLC, ADR	10,334	1,065,125
Imperial Tobacco Group PLC, ADR	8,320	643,469
Kao Corp., ADR	29,108	800,761
Nestle S.A., ADR	15,152	905,181
Tesco PLC, ADR	52,841	771,479
Unilever PLC, ADR	26,502	893,912
		5,344,926
Energy - 10.5%
ENI SpA, ADR	18,350	780,242
Petroleo Brasileiro S.A., ADR	26,524	497,856
Royal Dutch Shell PLC, ADR	12,729	858,316
Total S.A., ADR	15,421	693,174
		2,829,588
Financials - 9.8%
Allianz SE, ADR	49,779	497,292
AXA S.A., ADR	29,297	390,529
Banco Santander SA-Spon, ADR	54,676	358,675
HSBC Holdings PLC, ADR	16,778	740,413
Mitsubishi UFJ Financial Group Inc., ADR	136,546	648,593
		2,635,502
Health Care - 16.0%
GlaxoSmithKline PLC, ADR	19,626	894,357
Novartis AG, ADR	20,642	1,153,888
Roche Holding AG, ADR	19,815	856,404
Sanofi, ADR	22,825	862,329
Teva Pharmaceutical Industries Ltd., ADR	13,289	524,118
		4,291,096
	Shares	Value (Note 1)
Industrials - 6.5%
ABB Ltd.-Spon, ADR*	27,700	$ 452,064
Schneider Electric S.A., ADR	59,660	662,226
Secom Co. Ltd., ADR	54,200	620,048
		1,734,338
Information Technology - 9.5%
Canon Inc., ADR	18,005	719,120
Infosys Ltd.-Sp, ADR	11,907	536,529
SAP AG, ADR	12,675	752,388
Telefonaktiebolaget LM Ericsson, ADR	58,826	537,081
		2,545,118
Materials - 13.1%
Akzo Nobel NV, ADR	42,106	659,380
BHP Billiton Ltd.-Spon, ADR	8,736	570,461
CRH PLC, ADR	32,551	626,281
Givaudan S.A., ADR	45,116	889,688
Syngenta AG, ADR	11,318	774,604
		3,520,413
Telecommunication Services - 4.4%
France Telecom S.A., ADR	42,241	553,780
NTT DoCoMo Inc., ADR	37,045	616,799
		1,170,579
Total Common Stock (Cost $26,736,201)		25,224,719
Repurchase Agreement - 5.6%
With U.S. Bank National Association issued 6/29/12 at 0.01%, due 7/2/12, collateralized by $1,526,335 in Fannie Mae Pool #555745 due 9/1/18. Proceeds at maturity are $1,496,405 (Cost $1,496,404)		1,496,404
TOTAL INVESTMENTS - 99.6% (Cost $28,232,605)		26,721,123
NET OTHER ASSETS AND LIABILITIES - 0.4%		100,696
TOTAL ASSETS - 100.0%		$ 26,821,819

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | June 30, 2012

Statements of Assets and Liabilities | For the six-months ended June 30, 2012 (unaudited)

	Investors Fund	Mid-Cap Fund	Disciplined Equity Fund	Dividend Income Fund	Northroad International Fund1
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$ 33,660,021	$163,127,157	$143,736,172	$ 11,573,810	$ 25,224,719
Repurchase agreements	1,147,644	10,048,238	4,565,526	927,216	1,496,404
Total investments*	34,807,665	173,175,395	148,301,698	12,501,026	26,721,123
Receivables
Investment securities sold	609,951	4,258,459	–	–	–
Dividends and interest	41,599	187,202	167,623	15,849	125,744
Capital shares sold	2,477	70,875	29,794	1,856	832
Total assets	35,461,692	177,691,931	148,499,115	12,518,731	26,847,699

LIABILITIES
Payables
Investment securities purchased	–	4,300,484	–	–	–
Dividends	–	–	–	3,506	–
Capital shares redeemed	2,000	273,134	16,639	3,216	–
Management fees	21,256	105,637	86,241	7,303	16,788
Service agreement fees	7,010	68,991	27,856	4,768	7,342
Auditor fees	6,000	9,500	8,400	2,000	1,500
Independent trustee fees	1,000	3,250	3,250	750	250
Waived fees	(284)	–	(1,188)	(100)	–
Total liabilities	36,982	4,760,996	141,198	21,443	25,880

NET ASSETS	$ 35,424,710	$172,930,935	$148,357,917	$ 12,497,288	$ 26,821,819
Net assets consists of:
Paid in capital	34,001,434	137,117,676	128,067,988	11,051,483	27,990,158
Undistributed net investment income (loss)	122,429	(181,441)	861,881	–	360,918
Accumulated net realized gains (losses)	(2,762,920)	3,604,593	6,057,258	514,601	(17,279)
Net unrealized appreciation (depreciation) on investments	4,063,767	32,390,107	13,370,790	931,204	(1,511,978)
Net assets	$ 35,424,710	$172,930,935	$148,357,917	$ 12,497,288	$ 26,821,819

CLASS Y SHARES
Net Assets	$ 35,424,710	$172,920,992	$148,347,886	$ 12,497,288	$ 26,812,380
Shares of beneficial interest outstanding	2,028,035	13,817,707	10,960,310	691,267	2,866,115
Net Asset Value and redemption price per share	$17.47	$12.51	$13.54	$18.08	$9.35

CLASS R6 SHARES2
Net Assets		$ 9,943	$ 10,031		$ 9,439
Shares of beneficial interest outstanding		793	741		1,008
Net Asset Value and redemption price per share		$12.54	$13.54		$9.36

*INVESTMENT SECURITIES, AT COST	$ 30,721,064	$140,563,479	$134,798,196	$ 11,559,098	$ 28,232,605

1	Prior to June 30, 2011, the fund was known as the Small/Mid-Cap Fund.
2	Class R6 shares are not available for the Investors and Dividend Income Funds.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | June 30, 2012

Statements of Operations | For the six-months ended June 30, 2012 (unaudited)

	Investors Fund	Mid-Cap Fund	Disciplined Equity Fund	Dividend Income Fund	NorthRoad International Fund*
INVESTMENT INCOME (Note 1)
Interest income	$ 97	$ 615	$ 219	$ 18,552	$ 80
Dividend income	301,706	919,000	1,611,539	165,507	470,447
Other income	–	–	144	–	–
Total investment income	301,803	919,615	1,611,902	184,059	470,527

EXPENSES (Notes 3 and 4)
Investment advisory fees	135,947	663,681	588,245	43,928	76,257
Other expenses:
Service agreement fees	35,711	421,375	162,819	25,685	31,352
Auditor fees	6,000	9,500	8,400	2,000	1,500
Independent trustee fees	2,000	6,500	6,500	1,500	500
Line of credit interest and fees	–	–	–	–	–
Waived fees	(284)	–	(15,943)	(100)	–
Total other expenses	43,427	437,375	161,776	29,085	33,352
Total expenses	179,374	1,101,056	750,021	73,013	109,609

NET INVESTMENT INCOME	122,429	(181,441)	861,881	111,046	360,918

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	583,576	4,177,760	3,939,530	208,324	(17,279)
Change in net unrealized appreciation (depreciation) of investments	1,665,157	8,057,931	6,508,277	396,932	(1,339,602)

NET GAIN (LOSS) ON INVESTMENTS	2,248,733	12,235,691	10,447,807	605,256	(1,356,881)

TOTAL INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,371,162	$12,054,250	$11,309,688	$716,302	$(995,963)

*Prior to June 30, 2011, the fund was known as the Small/Mid-Cap Fund.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | June 30, 2012

Statements of Changes in Net Assets | For the period indicated
	Investors Fund		Mid-Cap Fund
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$ 122,429	$ 330,669	$ (181,441)	$ (312,288)
Net realized gain on investments	583,576	2,427,210	4,177,760	13,451,723
Net unrealized appreciation (depreciation) on investments	1,665,157	(2,846,126)	8,057,931	(4,808,581)
Total increase (decrease) in net assets resulting from operations	2,371,162	(88,247)	12,054,250	8,330,854
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class Y	–	(330,669)	–	–
Class R6	–	–	–	–
From net capital gains
Class Y	–	–	–	(6,784,343)
Class R6	–	–	–	–
Total distributions	–	(330,669)	–	(6,784,343)
CAPITAL SHARE TRANSACTIONS (Note 7)	(3,285,271)	(6,123,944)	548,917	(632,136)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(914,109)	(6,542,860)	12,603,167	914,375
NET ASSETS
Beginning of period	$36,338,819	$42,881,679	$160,327,768	$159,413,393
End of period	$35,424,710	$36,338,819	$172,930,935	$160,327,768
Undistributed net investment income (loss) included in net assets	$ 122,429	$ 0	$ (181,441)	$ 0

	Disciplined Equity Fund		Dividend Income Fund
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 861,881	$1,581,978	$ 111,046	$ 128,629
Net realized gain on investments	3,939,530	2,888,003	208,324	949,897
Net unrealized appreciation (depreciation) on investments	6,508,277	(2,766,220)	396,932	(868,837)
Net increase in net assets resulting from operations	11,309,688	1,703,761	716,302	209,689
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class Y	–	(1,581,978)	(111,046)	(128,629)
Class R6	–	–	–
From net capital gains
Class Y	–	(1,169,811)	–	(276,130)
Class R6	–	–	–	–
Total distributions	–	(2,751,789)	(111,046)	(404,759)
CAPITAL SHARE TRANSACTIONS (Note 7)	(27,181,575)	66,296,492	703,042	(872,159)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,871,887)	65,248,464	1,308,298	(1,067,229)
NET ASSETS
Beginning of period	$164,229,804	$98,981,340	$11,188,990	$12,256,219
End of period	$148,357,917	$164,229,804	$12,497,288	$11,188,990
Undistributed net investment income (loss) included in net assets	$ 861,881	$ 0	$ 0	$ 0

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | June 30, 2012

Statements of Changes in Net Assets | For the period indicated (concluded)
	NorthRoad International Fund*
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 360,918	$ 6,986
Net realized gain (loss) on investments	(17,279)	361,522
Net unrealized depreciation on investments	(1,339,602)	(454,433)
Net decrease in net assets resulting from operations	(995,963)	(85,925)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class Y	–	(6,986)
Class R6	–
From net capital gains
Class Y	–	(380,990)
Class R6	–	–
Total distributions	–	(387,976)
CAPITAL SHARE TRANSACTIONS (Note 7)	26,196,928	331,449
TOTAL INCREASE (DECREASE) IN NET ASSETS	25,200,965	(142,452)
NET ASSETS
Beginning of period	$ 1,620,854	$1,763,306
End of period	$26,821,819	$1,620,854
Undistributed net investment income (loss) included in net assets	$ 360,918	$ 0

*Prior to June 30, 2011, the fund was known as the Small/Mid-Cap Fund.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | June 30, 2012

Financial Highlights | Selected data for a share outstanding for the periods indicated.

INVESTORS FUND
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2012	2011	2010	2009	2008	2007
CLASS Y
Net asset value, beginning of period	$16.40	$16.55	$15.07	$11.31	$18.44	$20.57
Investment operations:
Net investment income1	0.06	0.15	0.09	0.05	0.08	0.20
Net realized and unrealized gain (loss) on investments	1.01	(0.15)	1.48	3.76	(6.28)	(0.21)
Total from investment operations	1.07	–	1.57	3.81	(6.20)	(0.01)
Less distributions:
From net investment income	–	(0.15)	(0.09)	(0.05)	(0.08)	(0.20)
From net capital gains	–	–	–	–	(0.85)	(1.92)
Total distributions	–	(0.15)	(0.09)	(0.05)	(0.93)	(2.12)
Net asset value, end of period	$17.47	$16.40	$16.55	$15.07	$11.31	$18.44
Total return (%)	6.52	0.00	10.44	33.73	(33.40)	(0.18)
Ratios and supplemental data
Net assets, end of period (in thousands)	$35,425	$36,339	$42,882	$39,684	$28,030	$55,991
Ratio of expenses to average net assets before fee waiver (%)	0.992	0.99	0.99	1.00	1.05	0.94
Ratio of expenses to average net assets after fee waiver (%)	0.982	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets before fee waiver (%)	0.672	0.82	0.60	0.40	0.47	0.78
Ratio of net investment income to average net assets after fee waiver (%)	0.672	N/A	N/A	N/A	N/A	N/A
Portfolio turnover3 (%)	25	36	41	74	47	51

MID-CAP FUND
	(unaudited) Period Ended June 30,	Year Ended December 31,
	2012	2011	2010	2009	2008	2007
CLASS Y
Net asset value, beginning of period	$11.65	$11.57	$9.55	$7.67	$12.87	$13.04
Investment operations:
Net investment loss1	(0.01)	(0.02)	(0.03)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.87	0.61	2.05	1.91	(4.71)	1.15
Total from investment operations	0.86	0.59	2.02	1.88	(4.74)	1.13
Less distributions from capital gains	–	(0.51)	–	–	(0.46)	(1.30)
Net asset value, end of period	$12.51	$11.65	$11.57	$9.55	$7.67	$12.87
Total return (%)	7.38	5.10	21.15	24.51	(36.61)	8.62
Ratios and supplemental data
Net assets, end of period (in thousands)	$172,921	$160,328	$159,413	$140,548	$88,964	$146,378
Ratio of expenses to average net assets (%)	1.242	1.25	1.25	1.26	1.26	1.25
Ratio of net investment income to average net assets (%)	(0.20)2	(0.20)	(0.26)	(0.36)	(0.33)	(0.18)
Portfolio turnover3 (%)	16	32	57	63	76	43

1	Based on average daily shares outstanding during the year.
2	Annualized.
3	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | June 30, 2012

Financial Highlights | Selected data for a share outstanding for the periods indicated.

MID-CAP FUND (continued)
(unaudited) Period Ended June 30,
20121
CLASS R61
Net asset value, beginning of period	$11.65
Investment operations:
Net investment loss2	0.02
Net realized and unrealized gain (loss) on investments	0.87
Total from investment operations	0.89
Total distributions	–
Net asset value, end of period	$12.54
Total return (%)	(0.56)
Ratios and supplemental data
Net assets, end of period (in thousands)	$10
Ratio of expenses to average net assets (%)	0.803
Ratio of net investment income to average net assets (%)	0.453
Portfolio turnover4 (%)	16

DISCIPLINED EQUITY FUND
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2012	2011	2010	2009	2008	2007
CLASS Y
Net asset value, beginning of period	$12.68	$12.68	$11.66	$8.81	$13.78	$14.07
Investment operations:
Net investment income2	0.07	0.12	0.07	0.01	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.79	0.09	1.05	2.85	(4.80)	1.21
Total from investment operations	0.86	0.21	1.12	2.86	(4.71)	1.27
Less distributions:
From net investment income	–	(0.12)	(0.07)	(0.01)	(0.09)	(0.06)
From net capital gains	–	(0.09)	(0.03)	–	(0.17)	(1.50)
Total distributions	–	(0.21)	(0.10)	(0.01)	(0.26)	(1.56)
Net asset value, end of period	$13.54	$12.68	$12.68	$11.66	$8.81	$13.78
Total return (%)	6.78	1.68	9.58	32.50	(34.20)	9.05
Ratios and supplemental data
Net assets, end of period (in thousands)	$148,348	$164,230	$98,981	$41,450	$3,072	$4,499
Ratio of expenses to average net assets before fee waiver (%)	0.973	0.98	1.09	1.06	1.14	1.26
Ratio of expenses to average net assets after fee waiver (%)	0.953	0.96	0.99	0.96	1.06	N/A
Ratio of net investment income to average net assets before fee waiver (%)	1.073	0.93	0.68	0.49	0.72	0.41
Ratio of net investment income to average net assets after fee waiver (%)	1.093	0.96	0.78	0.60	0.80	N/A
Portfolio turnover4 (%)	12	57	40	62	63	70

1	Share class launched on February 29, 2012.
2	Based on average daily shares outstanding during the period.
3	Annualized.
4	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or six-month period.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | June 30, 2012

Financial Highlights | Selected data for a share outstanding for the periods indicated.

DISCIPLINED EQUITY FUND  (continued)
(unaudited) Period Ended June 30,
20121
CLASS R61
Net asset value, beginning of period	$12.68
Investment operations:
Net investment income2	0.07
Net realized and unrealized gain (loss) on investments	0.79
Total from investment operations	0.86
Total distributions	–
Net asset value, end of period	$13.54
Total return (%)	0.30
Ratios and supplemental data
Net assets, end of period (in thousands)	$10
Ratio of expenses to average net assets (%)	0.753
Ratio of net investment income to average net assets (%)	1.263
Portfolio turnover4 (%)	12

DIVIDEND INCOME FUND
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2012	2011	2010	2009	2008	2007
CLASS Y
Net asset value, beginning of period	$17.17	$17.50	$16.39	$13.29	$17.62	$18.39
Investment operations:
Net investment income2	0.16	0.20	0.19	0.17	0.25	0.28
Net realized and unrealized gain (loss) on investments	0.91	0.10	1.11	3.10	(3.72)	0.13
Total from investment operations	1.07	0.30	1.30	3.27	(3.47)	0.41
Less distributions:
From net investment income	(0.16)	(0.20)	(0.19)	(0.17)	(0.25)	(0.28)
From net capital gains	–	(0.43)	–	–	(0.61)	(0.90)
Total distributions	(0.16)	(0.63)	(0.19)	(0.17)	(0.86)	(1.18)
Net asset value, end of period	$18.08	$17.17	$17.50	$16.39	$13.29	$17.62
Total return (%)	6.26	1.73	8.02	24.82	(19.92)	2.24
Ratios and supplemental data
Net assets, end of period (in thousands)	$12,497	$11,189	$12,256	$12,119	$10,139	$13,800
Ratio of expenses to average net assets before fee waiver (%)	1.243	1.25	1.24	1.25	1.24	1.22
Ratio of expenses to average net assets after fee waiver (%)	1.243	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets before fee waiver (%)	1.883	1.10	1.16	1.19	1.49	1.47
Ratio of net investment income to average net assets after fee waiver (%)	1.883	N/A	N/A	N/A	N/A	N/A
Portfolio turnover4 (%)	45	56	39	57	50	42

1	Commenced investment operations February 29, 2012.
2	Based on average daily shares outstanding during the period.
3	Annualized.
4	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or six-month period.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | June 30, 2012

Financial Highlights | Selected data for a share outstanding for the periods indicated. (concluded)

NORTHROAD INTERNATIONAL FUND1
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2012	2011	2010	2009
CLASS Y
Net asset value, beginning of year	$ 9.28	$13.30	$11.92	$10.00
Investment operations:
Net investment income (loss)3	0.18	0.04	0.001	(0.03)
Net realized and unrealized gain (loss) on investments	(0.11)	(1.03)	2.20	3.01
Total from investment operations	0.07	(0.99)	2.20	2.98
Less distribution:
From net investment income	–	(0.04)	0.002	–
From net capital gains	–	(2.99)	(0.82)	(1.06)
Total distributions	–	(3.03)	(0.82)	(1.06)
Net asset value, end of year	$ 9.35	$ 9.28	$13.30	$11.92
Total return (%)	0.75	(6.43)	18.42	29.66
Ratios and supplemental data
Net assets, end of year (in thousands)	$26,812	$1,621	$1,763	$1,056
Ratio of expenses to average net assets (%)	1.134	1.20	1.25	1.24
Ratio of net investment income (loss) to average net assets (%)	3.734	0.43	0.02	(0.31)
Portfolio turnover5 (%)	6	129	61	74

(unaudited) Period Ended June 30, 20126
CLASS R66
Net asset value, beginning of year	$ 9.28
Investment operations:
Net investment income (loss)3	0.14
Net realized and unrealized gain (loss) on investments	(0.06)
Total from investment operations	0.08
Total distributions	–
Net asset value, end of year	$ 9.36
Total return (%)	(5.65)
Ratios and supplemental data
Net assets, end of year (in thousands)	$9
Ratio of expenses to average net assets (%)	0.824
Ratio of net investment income (loss) to average net assets (%)	4.374
Portfolio turnover5 (%)	6

1	Prior to June 30, 2011, the NorthRoad International Fund was known as the Small/Mid-Cap Fund. Inception of the fund was December 31, 2008 with an effective date of January 1, 2009.
2	Greater than zero but less than a penny.
3	Based on average daily shares outstanding during the period.
4	Annualized.
5	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or six-month period.
6	Share class launched on February 29, 2012.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | June 30, 2012

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. This report contains information about five separate funds included within the Trust (each a "Fund" and together the "Funds"): the Investors Fund, Mid-Cap Fund, Disciplined Equity Fund, Dividend Income Fund and NorthRoad International Fund, each offers Y Class shares and each of whose objectives and strategies are described in the Funds’ prospectus. Prior to March 1, 2012, the Dividend Income Fund was known as the Balanced Fund and had different investment policies. A sixth Trust portfolio presents its financial information in a separate report.

Effective February 29, 2012, the Trust launched an additional share class for the Midcap Fund, Disciplined Equity Fund and the NorthRoad International Fund. The Class, named R6 shares, are only available to participating retirement plans, corporations and other institutions, such as trusts, endowments and foundations.

Portfolio Valuation: Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on NASDAQ which are valued at the NASDAQ official closing price ("NOCP") and American Depository Receipts ("ADRs") which are priced on an evaluated basis utilizing the closing price of the underlying security, the foreign exchange rate and the ADR ratio. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Each Fund has adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –unadjusted quoted prices in active markets for identical investments

Level 2 –  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

Madison Mosaic Equity Trust | June 30, 2012

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of June 30, 2012 in valuing the Funds’ investments carried at fair value:

Fund	Level 1	Level 2	Level 3	Value at 6/30/12
Investors
Common Stocks	$ 33,660,021	$ –	$ –	$ 33,660,021
Repurchase Agreement	–	1,147,644	–	1,147,644
Total	$ 33,660,021	$ 1,147,644	$ –	$ 34,807,665
Mid-Cap
Common Stocks	$163,127,157	$ –	$ –	$163,127,157
Repurchase Agreement	–	10,048,238	–	10,048,238
Total	$163,127,157	$ 10,048,238	$ –	$173,175,395
Disciplined Equity
Common Stocks	$143,736,172	$ –	$ –	$143,736,172
Repurchase Agreement	–	4,565,526	–	4,565,526
Total	$143,736,172	$ 4,565,526	$ –	$148,301,698
Dividend Income
Common Stocks	$ 11,573,810	$ –	$ –	$ 11,573,810
Repurchase Agreement	–	927,216	–	927,216
Total	$ 11,573,810	$ 927,216	$ –	$ 12,501,026
NorthRoad International Fund
Common Stocks	$ 25,224,719	$ –	$ –	$ 25,224,719
Repurchase Agreement	–	1,496,404	–	1,496,404
Total	$ 25,224,719	$ 1,496,404	$ –	$ 26,721,123
Please see the Portfolio of Investments for each respective Fund for a listing of all securities within each caption.

During the six-months ended June 30, 2012, the Funds changed the valuation methodology for ADR’s from an evaluated price described previously (Level 2) to a closing price on primary exchange (Level 1). The table below shows the amounts of securities transferred from Level 2 to Level 1 as a result of this change in pricing methodology based on the beginning year fair values.

	Transfer to (from)
	Level 1	Level 2
Investors	$2,227,032	($2,227,032)
Disciplined Equity	3,697,823	(3,697,823)
Dividend Income	436,735	(436,735)

As of and during the six-months ended June 30, 2012, none of the Funds held securities deemed to be Level 3.

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of these FASB and IASB pronouncements was to converge guidance on fair value measurements and disclosures. The effective date of ASU 2011-04 is for Interim and annual periods beginning after December 15, 2011. The funds have adopted the disclosures required by this update.

In December 2011, the IASB and the FASB issued ASU 2011-11 "Disclosures about Offsetting Assets And Liabilities."  The disclosure requirements contained in ASU 2011-11 are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also intend to improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and

Madison Mosaic Equity Trust | June 30, 2012

Notes to Financial Statements (continued)

transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. The Funds’ investment adviser is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap, Disciplined Equity and NorthRoad International Funds. The Trust intends to declare and pay regular dividends quarterly on the Dividend Income Fund. Capital gain distributions, if any, are normally declared and paid annually at year-end.

The tax character of distributions paid during 2011 and 2010 was as follows:
	2011	2010
Investors Fund:
Distributions paid from ordinary income	$ 330,669	$ 239,625
Mid-Cap Fund:
Distributions paid from long-term capital gains	$6,784,343	–
Disciplined Equity Fund:
Distributions paid from:
Ordinary income	$1,709,118	$ 598,830
Long-term capital gains	1,042,671	153,629
Dividend Income Fund:*
Distributions paid from:
Ordinary income	$ 128,629	$ 139,574
Long-term capital gains	$ 276,130	–
NorthRoad International Fund:
Distributions paid from:
Ordinary income	$ 76,813	$ 52,639
Long-term capital gains	$ 311,163	$ 49,336
*Prior to March 1, 2012, the Fund was known as the Balanced Fund.

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:
Investors Fund:
Undistributed net investment income	$ 122,429
Accumulated net realized losses	$ (2,762,920)
Net unrealized appreciation on investments	4,063,767
$ 1,423,276
Mid-Cap Fund:
Undistributed net investment loss	$ (181,441)
Accumulated net realized gains	3,604,593
Net unrealized appreciation on investments	32,390,107
$ 35,813,259
Disciplined Equity Fund:
Undistributed net investment Income	$ 861,881
Accumulated net realized gains	6,057,258
Net unrealized appreciation on investments	13,370,790
$ 20,289,929
Dividend Income Fund:
Accumulated net realized gains	$ 514,608
Net unrealized appreciation on investments	931,204
$ 1,445,805
NorthRoad International Fund:
Undistributed net investment income	$ 360,918
Accumulated net realized losses	(17,279)
Net unrealized depreciation on investments	(1,511,978)
$ (1,168,339)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

As of and for the six-months ended June 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Tax years open to examination by tax authorities under the statute of limitations include 2008 through 2011.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs.

Madison Mosaic Equity Trust | June 30, 2012

Notes to Financial Statements (continued)

The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

As of December 31, 2011, capital loss carryovers available to offset future capital gains for federal income tax purposes were $2,948,228 for the Investors Fund which will expire on December 31, 2017.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States (US GAAP) requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Funds purchase securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of June 30, 2012, the Investors Fund had approximately a 4.2% interest, the Mid-Cap Fund approximately a 36.5% interest, the Disciplined Equity Fund approximately a 16.6% interest, the Dividend Income Fund approximately a 3.4% interest and the NorthRoad International Fund approximately a 5.4% interest in the consolidated repurchase agreement of $27,538,828 collateralized by $28,089,660 in Fannie Mae Mortgage Backed Security Notes. Proceeds at maturity were $27,538,851.

In April 2011, FASB issued ASU No. 2011-03 "Reconsideration of Effective Control of Repurchase Agreements". ASU 2011-03 is an amendment to Topic 860 "Transfers and Servicing". These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Funds’ investment adviser has determined that the updated standards have no material impact on the Funds’ financial statements.

3. Investment Advisory Fees. The investment adviser to the Funds, Madison Investment Advisors, LLC, (the "Adviser"), earned an advisory fee equal to 0.75% per annum of the average net assets of the Mid-Cap, Disciplined Equity and Dividend Income Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. Effective June 29, 2012, 0.10% of this fee for the Dividend Income and Investors Funds, respectively, is waived through June 30, 2013. NorthRoad International pays an advisory fee of 0.80%. The fees are accrued daily and are paid monthly.

4. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. Through June 28, 2012, this percentage for the Class Y shares was: 0.35% for the Investors Fund limited due to a total expense cap

Madison Mosaic Equity Trust | June 30, 2012

Notes to Financial Statements (continued)

(including the management fee) of 0.99% for the Fund; 0.50% on the first $150 million and 0.47% on all assets greater than $150 million for the Mid-Cap Fund; 0.50% for the Dividend Income Fund; and 0.24% for the Disciplined Equity Fund on the first $100 million of net assets and 0.20% on all assets greater than $100 million. Additionally, for the Disciplined Equity Fund, the Adviser agreed to waive 0.03% of this fee on assets greater than $100 million which expires on April 30, 2013. This percentage was 0.35% for the NorthRoad International Fund.

Effective June 29, 2012, these percentages were changed for the Class Y shares to: 0.35% with a 0.05% waiver for the Investors Fund; 0.40% for the Midcap Fund; 0.35% with a 0.05% waiver for the Dividend Income Fund; and 0.35% with a 0.15% waiver for the Disciplined Equity Fund. NorthRoad International Fund’s fees did not change. The waivers are effective through June 30, 2013. The Class R6 shares fees for the Midcap Fund, Disciplined Equity Fund and NorthRoad International Fund were each 0.02%, respectively.

Independent Trustees fees and the expenses of the Funds’ independent registered public accountants are paid out of these fees. These fees are accrued daily and paid monthly.

5. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended June 30, 2012 were as follows :

	Purchases	Sales
Investors Fund:
U. S. Gov’t Securities	–	–
Other	$8,682,338	$11,120,518
Mid-Cap Fund:
U. S. Gov’t Securities	–	–
Other	$27,515,977	$27,088,769
Disciplined Equity Fund:
U. S. Gov’t Securities	–	–
Other	$18,365,169	$44,913,458
Dividend Income Fund:
U. S. Gov’t Securities	–	$1,605,570
Other	$5,043,479	$3,402,037
NorthRoad International Fund:
U. S. Gov’t Securities	–	–
Other	$26,056,261	$1,021,248

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost of securities for federal income tax purposes and the net unrealized appreciation (depreciation) were as follows as of June 30, 2012:

	Investors Fund	Mid-Cap Fund
Aggregate Cost	$30,743,898	$140,785,288
Gross unrealized appreciation	4,724,444	34,814,893
Gross unrealized depreciation	(660,637)	(2,424,786)
Net unrealized appreciation	$ 4,063,767	$ 32,390,107

	Disciplined Equity Fund	Dividend Income Fund
Aggregate Cost	$134,930,907	$11,569,822
Gross unrealized appreciation	16,223,996	1,116,358
Gross unrealized depreciation	(2,853,206)	(185,154)
Net unrealized appreciation	$ 13,370,790	$ 931,204

NorthRoad International Fund
Aggregate Cost	$28,233,101
Gross unrealized appreciation	316,692
Gross unrealized depreciation	(1,828,670)
Net unrealized appreciation	$(1,511,978)

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Investors Fund	2012	2011
Class Y Shares
In Dollars
Shares sold	$ 745,054	$2,916,555
Issued to shareholder in reinvestment of distributions	–	298,924
Total shares issued	745,054	3,215,479
Shares redeemed	(4,030,325)	(9,339,423)
Net decrease from capital stock transactions	$(3,285,271)	$(6,123,944)

In Shares
Shares sold	43,023	174,182
Issued to shareholder in reinvestment of distributions	–	18,171
Total shares issued	43,023	192,353
Shares redeemed	(230,875)	(567,726)
Net decrease	(187,852)	(375,373)

Madison Mosaic Equity Trust | June 30, 2012

Notes to Financial Statements (continued)

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Mid-Cap Fund	2012	2011
In Dollars
Class Y Shares
Shares sold	$31,729,711	$45,366,790
Issued to shareholder in reinvestment of distributions	–	5,638,474
Total shares issued	31,729,711	51,005,264
Shares redeemed	(31,190,794)	(51,637,400)
Net increase (decrease) from capital stock transactions	$ 538,917	$(632,136)
Class R6 Shares*
Shares sold	$ 10,000
Issued to shareholder in reinvestment of distributions	–
Total shares issued	10,000
Shares redeemed	–
Net increase from capital stock transactions	$ 10,000

In Shares
Class Y Shares
Shares sold	2,554,269	3,775,539
Issued to shareholder in reinvestment of distributions	–	482,333
Total shares issued	2,554,269	4,257,872
Shares redeemed	(2,502,790)	(4,270,190)
Net increase (decrease)	51,479	(12,318)
Class R6 Shares*
Shares sold	793
Issued to shareholder in reinvestment of distributions	–
Total shares issued	793
Shares redeemed	–
Net increase (decrease)	793

Disciplined Equity Fund
In Dollars
Class Y Shares
Shares sold	$ 8,327,228	$111,168,962
Issued to shareholder in reinvestment of distributions	–	191,757
Total shares issued	8,327,228	111,360,719
Shares redeemed	(35,518,803)	(45,064,227)
Net increase (decrease) from capital stock transactions	$(27,191,575)	$ 66,296,492
Class R6 Shares*
Shares sold	$ 10,000
Issued to shareholder in reinvestment of distributions	–
Total shares issued	10,000
Shares redeemed	–
Net increase from capital stock transactions	$ 10,000

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Disciplined Equity Fund (cont.)	2012	2011
In Shares
Class Y Shares
Shares sold	624,442	8,711,757
Issued to shareholder in reinvestment of distributions	–	15,099
Total shares issued	624,442	8,726,856
Shares redeemed	(2,620,337)	(3,574,466)
Net increase (decrease)	(1,995,895)	5,152,390
Class R6 Shares*
Shares sold	741
Issued to shareholder in reinvestment of distributions	–
Total shares issued	741
Shares redeemed	–
Net increase	741

Dividend Income Fund	2012	2011
In Dollars
Class Y Shares
Shares Sold	$1,079,933	$430,035
Issued to shareholder in reinvestment of distributions	104,234	381,752
Total shares issued	1,184,167	811,787
Shares redeemed	(481,125)	(1,683,946)
Net increase (decrease) from capital stock transactions	$ 703,042	$(872,159)
In Shares
Shares sold	60,666	24,388
Issued to shareholder in reinvestment of distributions	5,744	22,148
Total shares issued	66,410	46,536
Shares redeemed	(26,758)	(95,334)
Net increase (decrease)	39,652	(48,798)

NorthRoad International Fund
In Dollars
Class Y Shares
Shares sold	$26,336,624	$466,822
Issued to shareholder in reinvestment of distributions	–	387,975
Total shares issued	26,336,624	854,797
Shares redeemed	(149,696)	(523,348)
Net increase (decrease) from capital stock transactions	$26,186,928	$331,449
Class R6 Shares*
Shares sold	$ 10,000
Issued to shareholder in reinvestment of distributions	–
Total shares issued	10,000
Shares redeemed	–
Net increase (decrease) from capital stock transactions	$ 10,000

*Share class launched on February 29, 2012

Madison Mosaic Equity Trust | June 30, 2012

Notes to Financial Statements (concluded)

NorthRoad International Fund (cont.)	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2012	2011
In Shares
Class Y Shares
Shares sold	2,707,192	39,794
Issued to shareholder in reinvestment of distributions	–	42,087
Total shares issued	2,707,192	81,881
Shares redeemed	(15,663)	(39,827)
Net increase (decrease)	2,691,529	42,054
Class R6 Shares*
Shares sold	1,008
Issued to shareholder in reinvestment of distributions	–
Total shares issued	1,008
Shares redeemed	–
Net increase (decrease)	1,008
*Share class launched on February 29, 2012

8. Line of Credit. The Investors Fund, Dividend Income Fund, Disciplined Equity Fund and Mid-Cap Fund have lines of credit with U.S. Bank, N.A. of $3.5 million, $1.5 million, $14 million and $14 million, respectively. Each line is a revolving credit facility with the bank to be used for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. During the six-months ended June 30, 2012, none of the Funds drew on their respective lines of credit.

9. Discussion of Risks. Please see the most current version of the Fund’s prospectus for a discussion of risks associated with investing in each Fund. While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times they’ve produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When calamity strikes, the word "security" itself seems a misnomer. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there are additional risks that we did not contemplate for any number of reasons. We seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investments in securities. Unforeseen events have the potential to upset the best laid plans of man, and could, in a worst-case scenario produce the material loss of the value of some or all of the securities we manage for you in the Funds.

10. Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds’ financial statements. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

Madison Mosaic Equity Trust | June 30, 2012

Other Information

Fund Expenses
Example: As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in any Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 4 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on January 1, 2012 and held for the six-months ended June 30, 2012.

Actual Expenses
The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Class Y
Investors Fund	$1,000.00	$1,065.24	0.99%*	$5.17
Mid-Cap Fund	$1,000.00	$1,073.82	1.24%	$6.57
Disciplined Equity Fund	$1,000.00	$1,067.82	0.95%*	$4.99
Dividend Income Fund	$1,000.00	$1,062.58	1.24%*	$6.40
NorthRoad International Fund	$1,000.00	$1,007.54	1.13%	$5.78
Class R6
Mid-Cap Fund	$1,000.00	$994.45	0.80%	$4.02
Disciplined Equity Fund	$1,000.00	$1,002.96	0.75%	$3.75
NorthRoad International Fund	$1,000.00	$943.55	0.82%	$3.92
*After fee waiver. See Notes 3 and 4.
1For the six-months ended June 30, 2012.
2Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Madison Mosaic Equity Trust | June 30, 2012

Other Information (concluded)

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Class Y
Investors Fund	$1,000.00	$1,025.12	0.99%*	$4.96
Mid-Cap Fund	$1,000.00	$1,025.12	1.24%	$6.23
Disciplined Equity Fund,	$1,000.00	$1,025.12	0.95%*	$4.79
Dividend Income Fund	$1,000.00	$1,025.12	1.24%*	$6.24
NorthRoad International Fund	$1,000.00	$1,025.12	1.13%	$5.70
Class R6
Mid-Cap Fund	$1,000.00	$1,025.12	0.80%	$4.05
Disciplined Equity Fund	$1,000.00	$1,025.12	0.75%	$3.79
NorthRoad International Fund	$1,000.00	$1,025.12	0.82%	$4.11
*After fee waiver. See Notes 3 and 4.
1For the six-months ended June 30, 2012.
2Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities, if applicable, during the period ended June 30, 2012 is available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-1520. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Dividend Income Fund
Mid-Cap Fund
NorthRoad International Fund
Disciplined Equity Fund

Madison Mosaic Income Trust
Government Fund
Intermediate Income Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT

Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Shareholder Service

Toll-free nationwide: 888-670-3600
550 Science Drive
Madison, Wisconsin 53711

Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-03615

SEMI-ANNUAL REPORT (unaudited)

June 30, 2012

Madison Mosaic
Equity Trust

Madison Institutional Equity Option Fund (MADOX)

Active Equity Management combined with a Covered Call Option Strategy

Madison Mosaic(R) Funds
www.mosaicfunds.com

Madison Institutional Equity Option Fund | June 30, 2012

Table of Contents

Review of Period	1
Portfolio of Investments	2
Statement of Assets and Liabilities	3
Statement of Operations	4
Statement of Changes in Net Assets	4
Financial Highlights	5
Notes to Financial Statements	6
Other Information	11

Review of Period
Madison Institutional Equity Option Fund returned 3.28% for the semi-annual period ended June 30, 2012. The fund was closed to new investment on May 11, 2012. On May 11, 2012, the Board of Trustees approved the liquidation of the fund on or about October 15, 2012. It is anticipated that all outstanding shares of the fund will be redeemed and the fund will discontinue operations on or about October 15, 2012.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 6/30/12
Consumer Discretionary	5.7%
Energy	4.8%
Financials	25.6%
Health Care	18.2%
Information Technology	9.0%
Cash & Other	36.7%

TOP TEN STOCK HOLDINGS AS OF 6/30/12
% of net assets
Wells Fargo & Co.	5.27%
State Street Corp.	4.99%
Community Health Systems Inc.	4.02%
Laboratory Corp. of America Holdings	3.98%
Affiliated Managers Group Inc.	3.77%
Bank of America Corp.	3.52%
St Jude Medical Inc.	3.43%
Teva Pharmaceutical Industries Ltd., ADR	3.39%
Mylan Inc.	3.37%
Goldman Sachs Group Inc./The	3.30%

1

Madison Institutional Equity Option Fund | June 30, 2012

Portfolio of Investments (unaudited)
	Shares	Value (Note 1)
COMMON STOCK - 63.3%
Consumer Discretionary - 5.7%
Best Buy Co. Inc.	4,000	$ 83,840
Kohl’s Corp.	2,500	113,725
		197,565
Energy - 4.8%
Apache Corp.	1,000	87,890
Canadian Natural Resources Ltd.	3,000	80,550
		168,440
Financials - 25.6%
Affiliated Managers Group Inc.*	1,200	131,340
Bank of America Corp.	15,000	122,700
Bank of New York Mellon Corp.	3,500	76,825
Goldman Sachs Group Inc.	1,200	115,032
Morgan Stanley	6,000	87,540
State Street Corp.	3,900	174,096
Wells Fargo & Co.	5,500	183,920
		891,453
Health Care - 18.2%
Community Health Systems Inc.*	5,000	140,150
Laboratory Corp. of America Holdings*	1,500	138,915
Mylan Inc.*	5,500	117,535
St. Jude Medical Inc.	3,000	119,730
Teva Pharmaceutical Industries Ltd., ADR	3,000	118,320
		634,650
	Shares	Value (Note 1)
Information Technology - 9.0%
Brocade Communications Systems Inc.*	10,000	$ 49,300
Cisco Systems Inc.	5,000	85,850
FLIR Systems Inc.	5,000	97,500
Hewlett-Packard Co.	4,000	80,440
		313,090
Total Common Stock (Cost $2,574,141)		2,205,198
Repurchase Agreement - 48.8%
With U.S. Bank National Association issued 06/29/12 at 0.01%, due 07/2/12, collateralized by $1,737,181 in Fannie Mae Pool #555745 due 09/1/18. Proceeds at maturity are $1,703,117 (Cost $1,703,115)		1,703,115
TOTAL INVESTMENTS - 112.1% (Cost $4,277,256)		3,908,313
NET OTHER ASSETS AND LIABILITIES - (11.3%)		(395,292)
TOTAL CALL OPTIONS WRITTEN - (0.8%)		(26,213)
TOTAL ASSETS - 100.0%		$3,486,808

*	Non-income producing
ADR	American Depository Receipt

Call Options Written	Contracts	Expiration Date	Exercise Price	Market Value
Brocade Communications Systems Inc.	100	July 2012	$ 6.00	$ 150
Laboratory Corp. of America Holdings	15	August 2012	90.00	6,675
Wells Fargo & Co.	55	July 2012	30.00	19,388
Total Call Options Written (Premiums received $23,115)				$26,213

See accompanying Notes to Financial Statements.
2

Madison Institutional Equity Option Fund | June 30, 2012

Statement of Assets and Liabilities | For the six-months ended June 30, 2012 (unaudited)

ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$2,205,198
Repurchase agreements	1,703,115
Total investments (cost $4,277,256)	3,908,313
Receivables
Dividends and interest	3,067
Total assets	3,911,380

LIABILITIES
Options written, at value (premiums received of $23,115)	26,213
Payables
Capital shares redeemed	393,250
Management fees	2,406
Services fees	3,142
Independent trustee fees	250
Fulcrum fee	(689)
Total liabilities	424,572

NET ASSETS	$3,486,808

Net assets consists of:
Paid in capital	6,845,654
Undistributed net investment loss	(3,252)
Accumulated net realized loss on investments and options transactions	(2,983,553)
Net unrealized depreciation on investments and options transactions	(372,041)
Net assets	$3,486,808

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized, $.01 par value per share (Note 8)	221,616

NET ASSET VALUE PER SHARE	$15.73

See accompanying Notes to Financial Statements.
3

Madison Institutional Equity Option Fund | June 30, 2012

Statement of Operations | For the six-months ended June 30, 2012 (unaudited)

INVESTMENT INCOME (Note 1)
Interest income	$ 90
Dividend income	17,540
Total investment income	17,630

EXPENSES (Notes 3 and 4)
Investment advisory fees	17,047
Performance fulcrum fee	(711)
Other expenses:
Service agreement fees	4,046
Independent trustee fees	500
Total other expenses	4,546
Total expenses	20,882

NET INVESTMENT LOSS	(3,252)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(26,182)
Options	74,011
Net unrealized appreciation (depreciation) on:
Investments	205,032
Options	(43,076)

NET GAIN ON INVESTMENTS AND OPTIONS TRANSACTIONS	209,785

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$206,533

Statement of Changes in Net Assets | For the period indicated

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$ (3,252)	$ (8,039)
Net realized gain on investments and options transactions	47,829	282,760
Net unrealized appreciation (depreciation) on investments and options transactions	161,956	(336,881)
Total increase (decrease) in net assets resulting from operations	206,533	(62,160)

DISTRIBUTION TO SHAREHOLDERS FROM NET INVESTMENT INCOME	–	–

CAPITAL SHARE TRANSACTIONS (Note 7)	$(1,598,342)	$ (651,676)

TOTAL DECREASE IN NET ASSETS	(1,391,809)	$ (713,836)

NET ASSETS
Beginning of period	$4,878,617	$5,592,453
End of period	$3,486,808	$4,878,617
Undistributed net investment loss included in net assets	$ (3,252)	$ 0

See accompanying Notes to Financial Statements.
4

Madison Institutional Equity Option Fund | June 30, 2012

Financial Highlights | Per Share Operating Performance for One Share Outstanding Throughout the Period

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.23	$15.48	$14.75	$11.44	$18.13	$21.18
Investment Operations
Net investment income (loss)	(0.01)	(0.02)	(0.00)1	0.01	0.15	0.13
Net realized and unrealized gain (loss) on investments and options transactions	0.51	(0.23)	0.73	3.31	(5.40)	(0.84)
Total from investment operations	0.50	(0.25)	0.73	3.32	(5.25)	(0.71)
Less distributions from:
Net investment income	–	–	–	(0.01)	(0.15)	(0.13)
Capital gains	–	–	–	–	(1.29)	(2.21)
Total distributions	–	–	–	(0.01)	(1.44)	(2.34)
Net Asset Value, End of Period	$15.73	$15.23	$15.48	$14.75	$11.44	$18.13
Total Investment Return (%)	3.28	(1.62)	4.95	29.05	(29.91)	(3.98)
Ratios and Supplemental Data
Net assets, end of period (thousands)	$3,487	$4,879	$5,592	$6,037	$4,642	$13,153
Ratio of expenses to average net assets (%)	0.92	1.02	0.79	0.76	0.79	0.95
Ratio of net investment income to average net assets (%)	(0.14)	(0.16)	(0.02)	0.07	0.69	0.65
Portfolio turnover (%)	0	73	81	46	40	103
1 The fund had a net investment loss for the period represented of less than $0.01. Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.
5

Madison Institutional Equity Option Fund | June 30, 2012

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust currently offers six portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Madison Institutional Equity Option Fund (the "Fund"), which commenced operations March 31, 2006. Its objectives and strategies are detailed in its prospectus. The remaining five Trust portfolios present their financial information in a separate report.

Portfolio Valuation: Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on NASDAQ which are valued at the NASDAQ official closing price ("NOCP"), American Depository Receipts (i.e. ADRs) which are priced on an evaluated basis utilizing the closing price of the underlying security, the foreign exchange rate and the ADR ratio and options which are valued at the mean between the best bid and best ask prices across all option exchanges. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

The Fund has adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –unadjusted quoted prices in active markets for identical investments

Level 2 –  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments carried at fair value:

6

Madison Institutional Equity Option Fund | June 30, 2012

Notes to Financial Statements (continued)
	Level 1	Level 2	Level 3	Value at 6/30/12
Assets:
Common Stocks	$2,205,198	$ –	$ –	$2,205,198
Repurchase Agreement	–	1,703,115	–	1,703,115
Total	$2,205,198	$1,703,115	$ –	$3,908,313
Liabilities:
Written options	$ 26,213	$ –	$ –	$ 26,213
Total	$ 26,213	$ –	$ –	$ 26,213
Please see Portfolio of Investments for common stock sector breakdown and listing of all securities within each caption.

During the six-months ended June 30, 2012, the fund changed the valuation methodology for ADRs from an evaluated price described previously (Level 2) to a closing price on primary exchange (Level 1). The table below shows the amounts of securities transferred from Level 2 to Level 1 as a result of this change in pricing methodology based on the beginning year fair values.

Transfer to (from)
Level 1	Level 2
$121,020	($121,020)

As of and during the six-months ended June 30, 2012, the Fund did not hold securities deemed as a Level 3.

The following table presents the types of derivatives in the Fund and their effect:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts		--	Options written	$26,213

The following table presents the effect of Derivative Instruments on the Statement of Operations for the six-months ended June 30, 2012:

	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives
Derivatives not accounted for as hedging instruments
Equity contracts	$74,011	($43,076)

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of these FASB and IASB pronouncements was to converge guidance on fair value measurements and disclosures.  The effective date of ASU 2011-04 is for Interim and annual periods beginning after December 15, 2011. The Fund has adopted the disclosures required by this update.

In December 2011, the IASB and the FASB issued ASU 2011-11 "Disclosures about Offsetting Assets And Liabilities." These disclosure requirements of ASU 2011-11 are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also intend to improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose

7

Madison Institutional Equity Option Fund | June 30, 2012

Notes to Financial Statements (continued)

both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Fund. Capital gain distributions, if any, are declared and paid annually at year-end. There were no distributions in 2011.

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows :

Net realized losses on investments	$(2,983,553)
Net unrealized depreciation on investments	(372,041)
$(3,355,594)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

As of and during the six-months ended June 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Tax years open to examination by tax authorities under the statute of limitations include 2008 through 2011.

As of December 31, 2011, for federal income tax purposes, the Fund had available capital loss carryovers which will expire as follows:

Expiration Date
December 31, 2017	$ 872,062
December 31, 2018	2,144,578

Information on the tax components of investments, excluding option contracts, as of June 30, 2012 is as follows:

Aggregate Cost	$ 4,277,256
Gross unrealized appreciation	106,113
Gross unrealized depreciation	(475,056)
Net unrealized depreciation	$ (368,943)

Clarification of Investment Strategy: When options are exercised and stocks are called away, the Fund will see its cash level materially increase. Although the Fund intends to invest at least 80% of its assets in securities under normal circumstances, there may be times when the Fund’s cash and cash equivalents represent more than 20% of the Fund’s assets for indeterminate periods until it is opportune to re-invest these amounts in securities pursuant to the Fund’s equity and option strategies. In anticipation of the Fund’s liquidation during the fourth quarter of 2012, the

8

Madison Institutional Equity Option Fund | June 30, 2012

Notes to Financial Statements (continued)

Fund’s cash level will be in excess of 20% of the Fund’s assets for the remainder of its operations.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund is permitted to transfer uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of June 30, 2012, the Fund had approximately a 6.2% interest in the consolidated repurchase agreement of $27,538,828 collateralized by $28,089,660 in Fannie Mae Mortgage Backed Security Notes. Proceeds at maturity were $27,538,851.

In April 2011, the FASB issued ASU No. 2011-03 "Reconsideration of Effective Control of Repurchase Agreements". ASU 2011-03 is an amendment to Topic 860 "Transfers and Servicing."  These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management has determined that the updated Standards have no material impact on the Fund’s financial statements.

3. Investment Advisory Fees. The investment adviser to the Fund, Madison Investment Advisors, LLC (the "Adviser"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Fund. As of April 1, 2007, a fulcrum fee was applied to the advisory fee which can increase, decrease or have no effect on the advisory fee based on certain performance criteria described in the Fund’s prospectus. The fee is accrued daily and is paid monthly.

4. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. The expenses of the Fund’s Independent Trustees and auditors is paid from this fee. The fee payable under the Services Agreement is set at 0.20% of average net assets on the first $500 million of assets and 0.15% on net assets in excess of $500 million.

5. Investment Transactions. Purchases and sales of securities, excluding short-term investments, for the six-months ended June 30, 2012 were $0 and $1,956,813, respectively. No U.S. Government securities were purchased or sold during the period. See Note 2 regarding investments in repurchase agreements having U.S. Government securities as collateral.

6. Covered Call Options. The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and is

9

Madison Institutional Equity Option Fund | June 30, 2012

Notes to Financial Statements (concluded)

subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transitions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Transactions in option contracts during the six-months ended June 30, 2012 were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,016	$185,520
Options written	217	34,928
Options expired	(302)	(69,037)
Options closed	(64)	(14,859)
Options assigned	(697)	(113,437)
Options outstanding at end of period	170	$ 23,115

7. Capital Share Transactions.

An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2012	2011
In Dollars
Shares sold	$ 8,625	$ –
Shares issued in reinvestment of dividends	–	–
Total shares issued	8,625	–
Shares redeemed	(1,606,967)	(651,676)
Net decrease	$(1,598,342)	$(651,676)

In Shares
Shares sold	537	–
Shares issued in reinvestment of dividends	–	–
Total shares issued	537	–
Shares redeemed	(99,196)	(41,109)
Net decrease	(98,659)	(41,109)

8. Discussion of Risks. Please see the most current version of the Fund’s prospectus for a discussion of risks associated with investing in the Fund.  While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times they’ve produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When calamity strikes, the word "security" itself seems a misnomer. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there are additional risks that we did not contemplate for any number of reasons. We seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investments in securities. Unforeseen events have the potential to upset the best laid plans of man, and could, in a worst-case scenario produce the material loss of the value of some or all of the securities we manage for you in the Fund.

9. Subsequent Events. On May 11, 2012, The Board of Trustees of the Fund approved the liquidation of the Fund on or about October 15, 2012 at which time all shareholders will receive in cash the value of their shares.

Other than the liquidation, no events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

10

Madison Institutional Equity Option Fund | June 30, 2012

Other Information

Fund Expenses

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 4 above for an explanation of the types of costs charged by the Fund. This Example is based on an investment of $1,000 invested on January 1, 2012 and held for the six-months ended June 30, 2012.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Madison Institutional Equity Option Fund	$1,000.00	$1,032.83	0.92%	$4.75
1For the six-months ended June 30, 2012.
2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Madison Institutional Equity Option Fund	$1,000.00	$1,025.12	0.92%	$4.61
1For the six-months ended June 30, 2012.
2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

11

Madison Institutional Equity Option Fund | June 30, 2012

Other information (concluded)

Forward-Looking Statement Disclosure.

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.

The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended December 31, 2011 is available to you upon request and free of charge, by writing to Madison Institutional Equity Option Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-1520. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

12

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
NorthRoad International Fund
Disciplined Equity Fund

Madison Mosaic Income Trust
Government Fund
Intermediate Income Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Shareholder Service
Toll-free nationwide: 888-670-3600
550 Science Drive
Madison, Wisconsin 53711

Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-03615

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable in Semi-Annual Report (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Equity Trust

By: (signature)

W. Richard Mason, Chief Compliance Officer
Date: August 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, President and Principal Executive Officer
Date: August 24, 2012

By:  (signature)

Greg Hoppe, Treasurer and Principal Financial Officer
Date: August 24, 2012